Statements of Net Assets Available for Benefits - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 493,960,782	$ 453,268,732
Receivables:
Employer contributions	202,681	4,627,035
Participant contributions	457,055	480,327
Notes receivable from participants	7,487,952	7,397,651
Total receivables	8,147,688	12,505,013
Total Assets	502,108,470
Net assets available for benefits	$ 502,108,470	$ 465,773,745